                      THIRD AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 15th day of July, 2004, among FLORIDA EAST COAST INDUSTRIES, INC., a Florida corporation (the "Borrower"), the Banks set forth on the signature pages hereto (the "Banks"), BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Banks under this Agreement (in such capacity, the "Administrative Agent") and as Swingline Bank and Letter of Credit Issuing Bank, WACHOVIA BANK, N.A., a national banking association (formerly First Union National Bank), as syndication agent, and SUNTRUST BANK, a Georgia banking corporation, as documentation agent for the Banks under this Agreement.

                                    RECITALS
                                    --------

         A. The Borrower and the Banks are parties to that certain Credit Agreement dated as of March 22, 2001, as amended (as amended from time to time, the "Credit Agreement"), pursuant to which the Banks agreed to make Loans from time to time in an aggregate principal amount of up to $200,000,000. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         B. To induce the Banks to make the loans to the Borrower under the Credit Agreement, Florida East Coast Railway, LLC, Flagler Development Company, Gran Central - Deerwood North, L.L.C., Florida Express Carriers, Inc., Florida Express Logistics, Inc., Florida East Coast Deliveries, Inc. and Railroad Track Construction Corporation (collectively, the "Guarantors") have delivered to the Administrative Agent for the benefit of the Banks a Guaranty Agreement, dated as of March 22, 2001, as amended (the "Guaranty"), guaranteeing payment and performance by the Borrower of its Obligations under the Credit Agreement.

         C. The Banks are willing to make certain amendments to the Credit Agreement on the terms and conditions set forth herein, including but not limited to (i) redefining the Repurchase Limit, (ii) redefining Change of Control and (iii) modifying certain negative covenants.

                                   AGREEMENT
                                   ---------

         In consideration of the Recitals and of the mutual promises and covenants contained herein, the Banks and the Borrower agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. The Borrower, the Administrative Agent, the Issuing Bank and the Banks agree to the following amendments to the Credit Agreement:

                  (a) Section 6.01 of the Credit Agreement is amended to delete clause (g) thereof and replace it with the following:

                  (g) in respect of property securing Non-recourse Debt of Flagler, but any such Liens shall cover only the property of the project to which such Non-recourse Debt relates and the aggregate principal amount secured by such Liens shall not exceed $350,000,000 at any time outstanding.

                  (b) Section 6.02 of the Credit Agreement is amended in its entirety to read as follows:

                  The Borrower shall not, and shall not cause, permit or suffer any other Group Member, directly or indirectly, to create, incur, assume or suffer to exist any Debt, except (a) Debt hereunder and under the Loan Documents in respect of the Notes, (b) Debt between and among Group Members, (c) equipment financing, the aggregate amount of which shall not exceed $10,000,000 and (d) with respect to Flagler, Non-recourse Debt, the aggregate amount of which shall not exceed $350,000,000.

                  (c) The definition of "Change of Control" set forth in Exhibit A to the Credit Agreement is hereby amended to delete from clause (i) thereof, the name "The Alfred I. duPont Testamentary Trust" and substitute therefor the name "Franklin Mutual Advisors, LLC".

                  (d) The following definition set forth in Exhibit A to the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Repurchase Limit" shall mean $300,000,000.

                  (e) The following definition is added to Exhibit A to the Credit Agreement in appropriate alphabetical order:

                  "Third Amendment" means the Third Amendment to this Agreement, dated as of July 15, 2004, executed by the Borrower, the Administrative Agent and Banks constituting the Majority Banks.

         2. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent, the Issuing Bank and each of the Banks as follows:

                  (a) RECITALS. The Recitals in this Agreement are true and correct in all respects.

                  (b) INCORPORATION OF REPRESENTATIONS. All representations and warranties of the Borrower in the Credit Agreement are incorporated herein in full by this reference and are true and correct as of the date hereof.

                  (c) NO DEFAULTS. No Default or Event of Default has occurred and is continuing under the Credit Agreement.

                  (d) CORPORATE POWER; AUTHORIZATION. The Borrower has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Borrower.

                  (e) ENFORCEABILITY. This Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (f) NO VIOLATION. The Borrower's execution, delivery and performance of this Agreement do not and will not (i) violate any law, rule, regulation or court order to which the Borrower or any other Group Member is subject; (ii) conflict with or result in a breach of the Borrower's or any Group Member's Articles of Incorporation or Bylaws or any agreement or instrument to which the Borrower or any Group Member is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of the Borrower or any Group Member, whether now owned or hereafter acquired, other than liens in favor of the Banks.

                  (g) OBLIGATIONS ABSOLUTE. The obligation of the Borrower to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

         3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT. This Agreement shall not be effective unless and until each of the following conditions shall have been satisfied in the Administrative Agent's sole discretion or waived by the Administrative Agent:

                  (a) EXECUTION OF AGREEMENT AND GUARANTORS' CONSENT. The Borrower, the Administrative Agent and the Majority Banks shall have executed and delivered this Agreement and the Guarantors shall have executed the Consent of Guarantors at the end of this Agreement.

                  (b) OTHER DELIVERABLES. The Borrower shall have delivered, or caused to be delivered, to the Administrative Agent:

                           (i) A copy of the Articles of Incorporation of the Borrower, as amended, certified as of a recent date by a State Official, a copy of its most recent bylaws and a certificate of the Secretary or an Assistant Secretary of the Borrower and each other Group Member dated as of the date hereof substantially in the form attached as Appendix 2 to Exhibit E of the Credit Agreement.

                           (ii) A certificate substantially in the form attached as Appendix 3 to Exhibit E of the Credit Agreement certifying that (i) the Borrower is in compliance with all the terms and provisions of the Credit Agreement, as amended by this Agreement, and that as of the date hereof no Default has occurred or is continuing, and (ii) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects.

                  (c) PAYMENT OF AMENDMENT/EXTENSION FEE. The Borrower shall have paid to the Administrative Agent for the account of each Bank that has approved the amendments described herein, in consideration of such approval, a fee in an amount equal to 0.05% of such Bank's Commitment.

                  (d) PAYMENT OF EXPENSES. The Borrower shall have paid the Administrative Agent all of its reasonable costs and expenses (including the Administrative Agent's attorneys fees) incurred in connection with the preparation of this Agreement.

         4. EFFECT AND CONSTRUCTION OF AGREEMENT. Except as expressly provided herein, the Credit Agreement, the Pledge Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

                           (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations;

                           (ii) waive or impair any rights, powers or remedies of the Administrative Agent, the Issuing Bank and the Banks under the Credit Agreement and the Loan Documents; or

                           (iii) constitute an agreement by the Administrative Agent, the Issuing Bank and the Banks or require them to make further amendments to the Credit Agreement.

         In the event of any inconsistency between the terms of this Agreement, the Credit Agreement, the Pledge Agreement or any of the other Loan Documents, this Agreement shall govern. The Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

         5. MISCELLANEOUS.

                  (a) FURTHER ASSURANCE. The Borrower agrees to execute such other and further documents and instruments as the Administrative Agent, the Issuing Bank and the Banks may request to implement the provisions of this Agreement.

                  (b) BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

                  (c) INTEGRATION. This Agreement, together with the Credit Agreement and the Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, the Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Administrative Agent, the Issuing Bank and the Banks or any employee or agent of the Administrative Agent, the Issuing Bank and the Banks, except for the agreements of the Administrative Agent, the Issuing Bank and the Banks set forth herein.

                  (d) SEVERABILITY. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity of enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

                  (e) GOVERNING LAW. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York (including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law), but excluding, to the fullest extent permitted by applicable law, all other choice of law and conflict of law rules.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

                  (g) NOTICES. Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.04 of the Credit Agreement.

                        [Signatures Appear on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                           FLORIDA EAST COAST INDUSTRIES, INC.,
                                           as Borrower

                                           By:
                                               --------------------------------
                                               Daniel H. Popky
                                               Chief Financial Officer


                                           BANK OF AMERICA, N.A.,
                                           as Administrative Agent

                                           By:
                                               --------------------------------
                                               Name: _________________
                                               Title: __________________
                                           Address:
                                                    231 South LaSalle Street
                                                    Chicago, Illinois 60697


                                           BANK OF AMERICA, N.A.,
                                           as Bank, Swingline Bank and
                                           Issuing Bank

                                           By:
                                               --------------------------------
                                               [John M. Hall
                                               Senior Vice President]
                                           Address:
                                                    550 West Main Street,
                                                    Suite 800
                                                    Knoxville, Tennessee 37902


                                           SUNTRUST BANK,
                                           as Documentation Agent and Bank

                                           By:
                                               --------------------------------
                                               [William C. Barr, III
                                               Director]
                                           Address:
                                                    200 South Orange Avenue
                                                    Orlando, Florida 32801

                                           WACHOVIA BANK, N.A., (formerly First
                                           Union National Bank, and as
                                           successor to Wachovia Bank, N.A.,
                                           as Syndication Agent and Bank


                                           By:
                                               --------------------------------
                                               [Charles N. Kauffman
                                               Senior Vice President]
                                           Address:
                                                    225 Water Street, 2nd Floor
                                                    Jacksonville, Florida 32202


                                           UNION PLANTERS BANK,
                                           as Bank

                                           By:
                                               --------------------------------
                                               Name: ______________
                                               Title: _______________
                                           Address:
                                                    1489 West Palmetto Park Road
                                                    3rd Floor
                                                    Boca Raton, Florida 33486


                                           FLEET NATIONAL BANK,
                                           as Bank

                                           By:
                                               --------------------------------
                                               [David J. Doucette
                                               Vice President]
                                           Address:
                                                    100 Federal Street
                                                    Mailstop MADE10008D
                                                    Boston, Massachusetts 02110


                                           LASALLE BANK NATIONAL ASSOCIATION,
                                           as Bank

                                           By:
                                               --------------------------------
                                               [Robert W. Hart
                                               First Vice President]
                                           Address:
                                                    135 South LaSalle Street
                                                    Suite 361
                                                    Chicago, Illinois  60603

                                           BNP PARIBAS,
                                           as Bank

                                           By:
                                               --------------------------------
                                               [Brian F. Hewett
                                               Director]

                                           Address:
                                                    209 S. LaSalle Street,
                                                    Suite 500
                                                    Chicago, Illinois  60604
                                                    (312) 977-1384

                              CONSENT OF GUARANTORS
                              ---------------------

         The undersigned are the Guarantors referred to in the preceding Agreement. The undersigned do hereby consent to the terms of this Agreement and do hereby ratify and confirm the Guaranty Agreement in all respects.

                                          FLORIDA EAST COAST RAILWAY, LLC,
                                            a Florida limited liability company


                                          By:
                                              --------------------------------
                                          Name: R. W. Anestis
                                          Title: Chairman and CEO


                                          FLAGLER DEVELOPMENT COMPANY,
                                            an Florida corporation


                                          By:
                                              --------------------------------
                                          Name: R. W. Anestis
                                          Title: Chairman and CEO


                                          GRAN CENTRAL-DEERWOOD NORTH, L.L.C.,
                                            a Delaware limited liability company


                                          By:
                                              --------------------------------
                                          Name: R. W. Anestis
                                          Title: Chairman and CEO


                                          FLORIDA EXPRESS CARRIERS, INC.,
                                            a Florida corporation


                                          By:
                                              --------------------------------
                                          Name: R. W. Anestis
                                          Title: Chairman and CEO

                                          FLORIDA EXPRESS LOGISTICS, INC.,
                                            a Florida corporation


                                          By:
                                              --------------------------------
                                          Name: R. W. Anestis
                                          Title: Chairman and CEO


                                          FLORIDA EAST COAST DELIVERIES, INC.,
                                            a Florida corporation


                                          By:
                                              --------------------------------
                                          Name: R. W. Anestis
                                          Title: Chairman and CEO


                                          RAILROAD TRACK CONSTRUCTION
                                            CORPORATION, a Florida corporation


                                          By:
                                              --------------------------------
                                          Name: R. W. Anestis
                                          Title: Chairman and CEO